                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 14, 2006
                                                   (March 9, 2006)

                              --------------------

                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

                              --------------------



              New York                             1-5452                           15-0405700
  (State or other jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
           incorporation)

      163-181 Kenwood Avenue, Oneida, New York                                13421
      (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

                  (a) On March 9, 2006, Oneida Ltd. (the "Company"), JP Morgan Chase Bank ("JPMC") and various lenders under the Company's Credit Agreement entered into a Plan Support Agreement ("PSA") which provides for the recapitalization of the Company's debt pursuant to a pre-negotiated plan of reorganization under chapter 11 of the United States Code. Also on March 9, 2006, the Company, JPMC and certain other lenders entered into a Joint Commitment Letter to provide $40 million in Debtor-in -Possession financing ("DIP Facility") during the pendency of the reorganization case. Further, the Company, Credit Suisse ("CS"), and Credit Suisse Securities(USA) LLC ("CSSU") signed a Commitment Letter on March 9, 2006 pursuant to which CS and CSSU will provide certain syndication and agent services as well as a commitment to provide an asset based loan facility in the amount of up to $80 million and a term loan facility in the amount of up to $90 million subject to the conditions upon the Company's exit from chapter 11 ("Exit Facility").

            JPMC is the currently a Lender, the Administrative Agent and the Collateral Agent under the Company's Credit Agreement dated August 9, 2004, as amended. CSSU is an affiliate of CS (formerly Credit Suisse First Boston) who since October 2005 has been engaged by the Company to provide financial advisory services.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ONEIDA LTD.

                                       By: /s/ ANDREW G. CHURCH
                                           --------------------
                                                Andrew G. Church
                                                Senior Vice President &
                                                Chief Financial Officer

Dated: March 14, 2006